--------------------------------------------------------------------------------
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2001


                                  CHIPPAC, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    000-31173
                            (Commission File Number)

                                   77-0463048
                     (I.R.S. Employer Identification Number)

                                 47400 Kato Road
                            Fremont, California 94538
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (510) 979-8200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     On December 31, 2001, we entered into an amendment to our senior credit facilities pursuant to which our senior lenders waived compliance with some of our covenants described below. Our senior lenders waived compliance with the minimum interest coverage ratio we must maintain, the maximum leverage ratio we are permitted and the maximum senior leverage ratio we are permitted for calculation periods ending from and including December 31, 2001 to and including December 31, 2002.

     As a condition to this waiver, we agreed to raise at least $20 million of net proceeds of permitted junior capital and to prepay a portion of our senior credit facilities on or prior to March 1, 2002 in an aggregate principal amount equal to the greater of (i) $20 million and (ii) 50% of those net proceeds. If we do not complete an offering and repayment prior to March 1, 2002, the waiver expires on that date and we will be in violation of our senior credit facilities, including covenants regarding the minimum interest coverage ratio, the maximum leverage ratio and the maximum senior leverage ratio. If the transaction providing us with the net proceeds is a registered offering of securities and if the Securities and Exchange Commission reviews that offering, then we have up to March 31, 2002 to apply those net proceeds and remain in compliance with our senior credit facilities.

     We expect to be able to obtain permitted junior capital in an amount which is sufficient to meet the terms of the amendment in a timely fashion. However, we can provide no assurance that we will be successful in doing so.

     Our statement regarding our expectation of our ability to raise permitted junior capital is a forward-looking statement. This statement relates to a future event that involves known and unknown risks and uncertainties. Changes in the capital markets, our industry's financial performance, the performance of our customers and other unforeseen events could prevent us from obtaining permitted junior capital. If we do not obtain permitted junior capital in a sufficient amount or on a timely basis, we will be in default of our senior credit facilities.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Exhibits

          Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-K.

     (b)  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   January 10, 2002             ChipPAC, Inc.



                                              By:   /s/ Robert Krakauer
                                                    ----------------------------
                                              Name:    Robert Krakauer
                                              Title:   Senior Vice President and
                                                       Chief Financial Officer

     (c)  EXHIBIT INDEX


Number    Exhibit Description

10.1 Amendment No. 3, dated as of December 31, 2001, to the Amended and Restated Credit Agreement dated as of June 30, 3000, by and among ChipPAC International Company Limited, ChipPAC, Inc. and Credit Suisse First Boston as Administrative Agent for the lenders.